                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:          JANUARY 1, 2002 - JANUARY 31, 2002

SETTLEMENT DATE:            18-FEB-03

A.   SERIES INFORMATION:

     Advanta Equipment Leasing Receivables Series 2000-1 LLC
     SERIES 2000-1

I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)     Beginning Aggregate Contract Principal Balance....................                                $      70,467,943.04
                                                                                                                --------------------
     (b.)     Contract Principal Balance of all Collections allocable to
              Contracts.........................................................                                $       4,825,795.40
                                                                                                                --------------------
     (c.)     Contract Principal Balance of Charged-Off Contracts...............                                $         420,814.52
                                                                                                                --------------------
     (d.)     Ending Aggregate Contract Principal Balance of all Contracts as
              of this Settlement Date...........................................                                $      65,221,333.12
                                                                                                                --------------------


              BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
              THIS RELATED COLLECTION PERIOD)

     (e.)     Class A Principal Balance as of this
              Settlement Date (Class A Note Factor)     0.0532153                                               $      17,517,253.68
                                                     ------------                                               --------------------
     (e1.)    Ending Class A-1 Principal Balance        0.0000000                     $                  -
                                                     ------------                     --------------------
     (e2.)    Ending Class A-2 Principal Balance        0.0000000                     $                  -
                                                     ------------                     --------------------
     (e3.)    Ending Class A-3 Principal Balance        0.2070035                     $      17,517,253.68
                                                     ------------                     --------------------
     (f.)     Ending Class B Principal Balance as of this
              Settlement Date (Class B Note Factor)     0.1780828                                               $       5,024,607.27
                                                     ------------                                               --------------------
     (g.)     Ending Class C Principal Balance as of this
              Settlement Date (Class C Note Factor)     0.1778551                                               $       3,345,454.09
                                                     ------------                                               --------------------
     (h.)     Ending Class D Principal Balance as of this
              Settlement Date (Class D Note Factor)     0.1775357                                               $       1,669,722.99
                                                     ------------                                               --------------------
     (i.)     Ending Class E Principal Balance as of this
              Settlement Date (Class E Note Factor)     0.3136376                                               $       7,374,248.05
                                                     ------------                                               --------------------
     (j.)     Ending Class F Principal Balance as of this
              Settlement Date (Class F Note Factor)     0.1538422                                               $       9,405,070.31
                                                     ------------                                               --------------------
     (k.)     Excess Aggregate Contract Principal Balance over the sum of the
              Class A through F Principal Balances                                                              $      20,884,976.73
                                                                                                                --------------------


II.  COMPLIANCE RATIOS:

     (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts.....                                $      70,498,863.98
                                                                                                                --------------------
     (b.)     CBR of Contracts 1 - 30 days delinquent...........................                                $       8,651,268.07
                                                                                                                --------------------
     (c.)     % of Delinquent Contracts 1- 30 days as of the related
              Calculation Date..................................................                                              12.27%
                                                                                                                --------------------
     (d.)     CBR of Contracts 31 - 60 days delinquent..........................                                $       2,111,014.13
                                                                                                                --------------------
     (e.)     % of Delinquent Contracts 31- 60 days as of the related
              Calculation Date..................................................                                               2.99%
                                                                                                                --------------------
     (f.)     CBR of Contracts 61 - 90 days delinquent..........................                                $       1,455,787.10
                                                                                                                --------------------
     (g.)     % of Delinquent Contracts 61- 90 days as of the related
              Calculation Date..................................................                                               2.06%
                                                                                                                --------------------
     (h.)     CBR of Contracts > 91 days delinquent.............................                                $       1,221,669.13
                                                                                                                --------------------
     (i.)     % of Delinquent Contracts > 91 days as of the related
              Calculation Date..................................................                                               1.73%
                                                                                                                --------------------
     (j1.)    % of Delinquent Contracts 31 days or more as of the related
              Calculation Date..................................................                                               6.79%
                                                                                                                --------------------
     (j2.)    Month 2:     Dec-02...............................................                                               7.46%
                         --------                                                                               --------------------
     (j3.)    Month 3:     Nov-02...............................................                                               6.62%
                         --------                                                                               --------------------
     (j4.)    Three month rolling average % of Delinquent Contracts 31 days
              or more...........................................................                                               6.96%
                                                                                                                --------------------
     (k1.)    Net Charge-Off % for the related Collection Period
              (annualized 30/360)...............................................                                               2.94%
                                                                                                                --------------------
     (k2.)    Month 2:     Dec-02...............................................                                               3.32%
                         --------                                                                               --------------------

     (k3.)    Month 3:     Nov-02...............................................                                               1.66%
                         --------                                                                               --------------------
     (k4.)    Three month rolling average % for Defaulted Contracts.............                                               2.64%
                                                                                                                --------------------
     (l1.)    Cumulative Net Loss Percentage....................................                                             7.3593%
                                                                                                                --------------------
     (l2.)    Does the Cumulative Net Loss % exceed.............................
     (l3.)    The Loss Trigger Level % from Beginning Period to and including
              12th Collection Period ?  Y or N..................................                                        N/A
                                                                                                                --------------------
     (l4.)    The Loss Trigger Level % from 13th Collection Period to and
              including 24th Collection Period ?  Y or N........................                                        N/A
                                                                                                                --------------------
     (l5.)    The Loss Trigger Level % from 25th Collection Period and
              thereafter ?  Y or N..............................................                                        YES
                                                                                                                --------------------
     (m5.)    Is there currently a Trigger Event which has not been cured for
              this payment date  Y or N.........................................                                        YES
                                                                                                                --------------------
     (m5.)    Is there currently an Event of Default for this payment
              date  Y or N......................................................                                         NO
                                                                                                                --------------------


III. FLOW OF FUNDS:

     (1.)     The amount on deposit in Available Funds..........................                                $       5,910,539.02
                                                                                                                --------------------
     (2.)     Amounts deposited, if any, by the Servicer to the Collection
              Account for contracts repurchased.................................                                $                  -
                                                                                                                --------------------
     (3.)     Total deposits in the Collection Account to be used as available
              funds on this Payment Date (1+2)..................................                                $       5,910,539.02
                                                                                                                --------------------
     (4.)     Funds to the servicer, any Excluded Amounts-Residual Receipts.....                                $         247,064.53
                                                                                                                --------------------
     (a.)     To the Trustee, trustee fees and expenses subject to an annual
              limit.............................................................                                $                  -
                                                                                                                --------------------
     (b.)     To the Servicer, any unrecoverable servicer advances / initial
              unpaid balance amounts............................................                                $          99,364.37
                                                                                                                --------------------
     (c.)     To the Servicer, the servicing fee then due and miscellaneous
              amounts, if any...................................................                                $          58,723.29
                                                                                                                --------------------


              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
              INTEREST

     (d.)     To Class A, the total Class A Note Interest for the related
              interest accrual period...........................................                                $         140,684.61
                                                                                                                --------------------
                   Interest on Class A-1 Notes..................................      $                  -
                                                                                      --------------------
                   Interest on Class A-2 Notes..................................      $                  -
                                                                                      --------------------
                   Interest on Class A-3 Notes..................................      $         140,684.61
                                                                                      --------------------
     (e.)     Interest on Class B Notes for the related interest accrual period.                                $          31,715.83
                                                                                                                --------------------
     (f.)     Interest on Class C Notes for the related interest accrual period.                                $          21,466.00
                                                                                                                --------------------
     (g.)     Interest on Class D Notes for the related interest accrual period.                                $          11,173.78
                                                                                                                --------------------


              CLASS E INTEREST:

     (h1.)    After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related interest accrual period to be
              paid to the Class E Noteholder....................................                                          -
                                                                                                                --------------------

     (h2.)    Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata
              among the Class A, Class B, Class C and Class D Notes.............      $          62,988.37
                                                                                      --------------------

                                                                                      --------------------

              TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
              PRINCIPAL

     (i1.)    Class A percentage................................................                  0.699999
                                                                                      --------------------
     (i2.)    To Class A, amount from reserve account, if any...................
                                                                                      --------------------
     (i3.)    To Class A, the Class A overdue principal, if any.................               -
                                                                                      --------------------
     (i4.)    To Class A, the Class A monthly principal payment amount..........      $       5,237,358.24
                                                                                      --------------------
     (i5.)    To Class A, the additional principal, if any, allocable from
              Class E interest amount...........................................      $          43,704.90
                                                                                      --------------------
     (i6.)    To Class A, the additional principal, if any, allocable from
              Class F floor amount..............................................               -
                                                                                      --------------------
     (i7.)    Total principal payment to Class A  (i2-i6).......................      $       5,281,063.14
                                                                                      --------------------
     (i8.)         Principal payment to Class A-1 Noteholders...................                                $                  -
                                                                                                                --------------------
     (i9.)         Principal payment to Class A-2 Noteholders...................                                $                  -
                                                                                                                --------------------
     (i10.)        Principal payment to Class A-3 Noteholders...................                                $       5,281,063.14
                                                                                                                --------------------
     (j1.)    Class B percentage................................................                 0.0599996
                                                                                      --------------------
     (j2.)    To Class B, amount from reserve account, if any...................               -
                                                                                      --------------------
     (j3.)    To Class B, the Class B overdue principal, if any.................
                                                                                      --------------------
     (j4.)    To Class B, the Class B monthly principal payment amount..........      $        -
                                                                                      --------------------
     (j5.)    To Class B, the additional principal, if any, allocable from
              Class E interest amount...........................................      $           9,650.79
                                                                                      --------------------
     (j6.)    To Class B, the additional principal, if any, allocable from
              Class F floor amount..............................................               -
                                                                                      --------------------
     (j7.)    Total principal payment to Class B Noteholders (j2-j6)............                                $           9,650.79
                                                                                                                --------------------
     (k1.)    Class C percentage................................................                 0.0399997
                                                                                      --------------------
     (j2.)    To Class C, amount from reserve account, if any...................               -
                                                                                      --------------------
     (k3.)    To Class C, the Class C overdue principal, if any.................                      0.00
                                                                                      --------------------

     (k4.)    To Class C, the Class C monthly principal payment amount..........      $                  -
                                                                                      --------------------
     (k5.)    To Class C, the additional principal, if any, allocable from
              Class E interest amount...........................................      $           6,425.63
                                                                                      --------------------
     (k6.)    To Class C, the additional principal, if any, allocable from
              Class F floor amount..............................................                         -
                                                                                      --------------------
     (k7.)    Total principal payment to Class C Noteholders (k2-k6)............                                $           6,425.63
                                                                                                                --------------------
     (l1.)    Class D percentage................................................                 0.0199999
                                                                                      --------------------
     (l2.)    To Class D, amount from reserve account, if any...................               -
                                                                                      --------------------
     (l3.)    To Class D, the Class D overdue principal, if any.................                      0.00
                                                                                      --------------------
     (l4.)    To Class D, the Class D monthly principal payment amount..........      $                  -
                                                                                      --------------------
     (l5.)    To Class D, the additional principal, if any, allocable from
              Class E interest amount...........................................      $           3,207.05
                                                                                      --------------------
     (l6.)    To Class D, the additional principal, if any, allocable from
              Class F floor amount..............................................               -
                                                                                      --------------------
     (l7.)    Total principal payment to Class D Noteholders (l2-l6)............                                $           3,207.05
                                                                                                                --------------------
     (m1.)    Class E percentage................................................                 0.0499986
                                                                                      --------------------
     (m2.)    To Class E, amount from reserve account, if any...................
                                                                                      --------------------
     (m3.)    To Class E, the Class E overdue principal, if any.................                      0.00
                                                                                      --------------------
     (m4.)    To Class E, the Class E monthly principal payment amount..........      $                  -
                                                                                      --------------------      --------------------
     (m5.)    To Class E, the additional principal, if any, allocable from
              Class F floor amount..............................................               -
                                                                                      --------------------
     (m6.)    Total principal payment to Class E Noteholders (m2-m5)............                                $                  -
                                                                                                                --------------------


              TO THE RESERVE ACCOUNT :

     (4.)     The amount, if any, needed to maintain the amount in the reserve
              account at the required reserve amount............................                                $                  -
                                                                                                                --------------------


              CLASS F PAYMENTS:

     (n1.)    Sub-Total of funds disbursed through the Reserve Account..........      $       5,910,539.02
                                                                                      --------------------
     (n2.)    Funds available to be paid to Class F.............................      $                  -
                                                                                      --------------------
     (n3.)    Class F percentage................................................                 0.1300032
                                                                                      --------------------
     (n4.)    Class F floor amount..............................................      $       9,405,070.31
                                                                                      --------------------
     (n5.)    Class F principal balance before payment of principal on this
              payment date......................................................      $       9,405,070.31
                                                                                      --------------------
     (n6.)    If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.)    If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
              reduced to the Class F floor amount  and (b) funds available......                                $                  -
                                                                                                                --------------------

     (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0..................................
                                                                                                                --------------------

              TO THE TRUSTEE:

     (7.)     To the Trustee, any fees and expenses not previously paid
              subject to a limit................................................
                                                                                                                --------------------

              TO THE ISSUERS:

     (8.)     To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
              payments are made above...........................................                                $                  -
                                                                                                                --------------------


IV.  SERVICER ADVANCES

     (a.)     Aggregate amount of Servicer Advances at the beginning of the
              Collection Period.................................................                                $       1,729,610.26
                                                                                                                --------------------
     (b.)     Servicer Advances reimbursed during the Collection Period.........                                $          57,332.46
                                                                                                                --------------------
     (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
              Settlement Date...................................................                                $          99,364.37
                                                                                                                --------------------
     (d.)     Servicer Advances made during the related Collection Period.......                                $                  -
                                                                                                                --------------------
     (e.)     Aggregate amount of Servicer Advances at the end of the Collection
              Period............................................................                                $       1,572,913.43
                                                                                                                --------------------
     (f.)     Amount of delinquent Scheduled Payments for which Servicer
              Advances were not made............................................                                         -
                                                                                                                --------------------


V.   RESERVE ACCOUNT

     (a.)     Amount on deposit at the beginning of the related Collection
              Period............................................................                                $                  -
                                                                                                                --------------------
     (b.)     Reserve Account initial deposit...................................
                                                                                                                --------------------
     (c.)     Amount of interest earnings reinvested for the related Monthly
              Period............................................................                                $                  -
                                                                                                                --------------------
     (d.)     Amounts used to cover shortfalls, if any, for the related
              Collection Period.................................................                                                0.00
                                                                                                                --------------------

                                                                                                                --------------------
     (e.)     Amounts used as required in a Trigger Event , if any, for the
              related Collection Period.........................................                                $                  -
                                                                                                                --------------------
     (f.)     Amounts transferred in from the Collection Account, if applicable
              (line 4)..........................................................                                $                  -
                                                                                                                --------------------
     (g.)     Interest earnings for the related Monthly Period..................
                                                                                                                --------------------
     (h.)     Interest earnings withdrawn and included as Available Funds for the related Monthly Period........................................
                                                                                                                --------------------
     (i.)     Amount on deposit at the end of the related Collection Period.....                                $                  -
                                                                                                                --------------------
     (j.)     Is the Required Reserve Amount equal to the balance in the
              Reserve Account as of the related Collection period ? Y or N......                                         N
                                                                                                                --------------------


VI.  ADVANCE PAYMENTS

     (a.)     Beginning aggregate Advance Payments..............................                                $         919,478.10
                                                                                                                --------------------
     (b.)     Add:  Amount of Advance Payments collected during the related
              Collection Period.................................................                                $         768,793.10
                                                                                                                --------------------
     (c.)     Add:  Investment earnings for the related  Collection Period......                                $                  -
                                                                                                                --------------------
     (d.)     Less: Amount of Advance Payments withdrawn for deposit into
              Facility Account..................................................                                $         769,757.15
                                                                                                                --------------------
     (e.)     Ending aggregate Advance Payments.................................                                $         918,514.05
                                                                                                                --------------------




     ADVANTA BANK CORP., AS SERVICER

     BY:           /s/ MARK SHAPIRO

     TITLE:        Asst. V.P. Structured Finance
                   -----------------------------

     DATE:         2/12/2003
                   ---------